SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]          Preliminary Proxy Statement
[ ]          Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]          Definitive Proxy Statement
[ ]          Definitive Additional Materials
[ ]          Soliciting Material Under Rule.14a-12

Winthrop Realty Trust
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant):

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies: N/A

2)	Aggregate number of securities to which transaction applies: N/A

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

4)	Proposed maximum aggregate value of transaction: N/A

5)	Total fee paid: N/A

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:N/A

2)	Form, Schedule, or Registration Statement No.:N/A

3)	Filing Party: N/A

4)	Date Filed:N/A

WINTHROP REALTY TRUST 7 Bulfinch Place Suite 500 Boston, Massachusetts 02114 (617) 570-4614 ________________________________ NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 21, 2013

Dear Shareholders:

You are cordially invited to attend the 2013 Annual Meeting of Shareholders of Winthrop Realty Trust to be held Tuesday, May 21, 2013, at 11:00 A.M., local time, at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, 11th Floor, New York, New York 10022, to consider and act upon the following:

1.	To elect seven Trustees to our Board of Trustees to serve for a term of one year and until their respective successors shall be elected and shall qualify;

2.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2013 fiscal year;

3.	To adopt an amendment to the Winthrop Realty Trust 2007 Long Term Stock Incentive Plan to increase the number of shares issuable thereunder;

4.	To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

The Proxy Statement accompanying this notice describes each of these items of business in more detail.  Our board of trustees recommends a vote “FOR” each of proposals 1, 2 and 3.

Only holders of common shares of beneficial interests of record at the close of business on March 28, 2013 shall be entitled to receive notice of, and to vote at, the Annual Meeting, and at any adjournment or adjournments thereof.

By order of the Board of Trustees Michael L. Ashner Chairman and Chief Executive Officer

Boston, Massachusetts
April 11, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2013

The Company’s Annual Report, Notice of Annual Meeting and Proxy Statement
are available at www.edocumentview.com/FUR

WINTHROP REALTY TRUST
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
MAY 21, 2013

TABLE OF CONTENTS

Page

INFORMATION CONCERNING VOTING AND SOLICITATION	1
Why did I receive this Proxy Statement?	1
Why did I receive a Notice of Internet Availability of Proxy Materials?	1
Who is Soliciting my Vote?	1
Who is entitled to vote at the Annual Meeting?	1
What am I voting on?	2
How many votes do I have?	2
How do I vote my Common Shares that are held of record by me?	2
What if I hold my Common Shares through my broker?	2
Can I Attend the Annual Meeting in Person?	3
Will there be any other items of business on the agenda?	3
What constitutes a Quorum?	3
How many votes are required to act on the proposals?	3
What happens if I authorize my proxy without voting on all proposals?	3
Can I change my vote after I return my proxy?	3
Will anyone contact me regarding this vote?	3
Who has paid for this proxy solicitation?	4
How do I submit a proposal for the 2014 Annual Meeting of Shareholders?	4
What does it mean if I receive more than one proxy card?	4
Can I find additional information on the Company’s web site?	4
PROPOSAL NO. 1 – ELECTION OF TRUSTEES	4
General	4
Information as to Trustees	5
Recommendation of the Board	7
PROPOSAL NO. 2 – SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	8
Recommendation of the Board	8
Procedures for Audit Committee Pre-Approval of Audit and Permissible
Non-Audit Services of Independent Registered Public Accountant	9
PROPOSAL NO. 3 – AMENDMENT TO 2007 LONG TERM INCENTIVE PLAN	9
Recommendation of the Board	9
Plan Awards	9
Number of Shares	9
Restrictions on Issued Common Shares	10
The Plan	10
Purpose	10
Administration	11
Eligibility	11
Awards under the Plan	11
Amendment, Suspension or Termination of the Plan	12
Certain Federal Income Tax Consequences of the Plan	12
Effective Date	13
EXECUTIVE OFFICERS	14

THE BOARD, ITS COMMITTEES AND OTHER CORPORATE GOVERNANCE INFORMATION	14
Board Leadership Structure	14
Lead Independent Trustee and Meetings of Independent Trustees	14
Board’s Role in Risk Oversight	15
Board Meetings	15
Board Committees	15
Audit Committee	16
Compensation Committee	16
Nominating and Corporate Governance Committee	17
Conflicts Committee	17
Independence of Trustees	18
Trustee Nominating Process	18
Communication with Trustees	19
Compensation of Trustees	20
CODE OF ETHICS	20
AUDIT COMMITTEE REPORT	20
COMPENSATION DISCUSSION AND ANALYSIS	21
General	21
Executive Compensation Principles	21
Share Options/Grants	22
COMPENSATION COMMITTEE REPORT	22
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	22
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	24
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	24
SHAREHOLDER PROPOSALS	25
MISCELLANEOUS	25

ii

WINTHROP REALTY TRUST
7 Bulfinch Place
Suite 500
Boston, Massachusetts 02114
(617) 570-4614

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
MAY 21, 2013

______________

INFORMATON CONCERNING VOTING AND SOLICITATION

Why did I receive this Proxy Statement?

We are furnishing this Proxy Statement in connection with the solicitation of proxies by our Board of Trustees, which we refer to as the “Board”, for the 2013 Annual Meeting of Shareholders to be held at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, 11th Floor, New York, New York 10022, on Tuesday May 21, 2013 at 11:00 A.M., local time, and at any adjournment or adjournments thereof, which we refer to as the “Annual Meeting”.

In this Proxy Statement, all references to the “Trust,” “we,” “our” and “us” mean Winthrop Realty Trust, an Ohio business trust.  All references to “Shareholder” and “you” refer to a holder of record of our beneficial interests designated as common shares, par value $1.00 per share, which we refer to as Common Shares.

Why did I receive a Notice of Internet Availability of Proxy Materials?

Pursuant to certain rules adopted by the U.S. Securities and Exchange Commission, which we refer to as the SEC, we are making this Proxy Statement, the enclosed proxy card, and our Annual Report which includes our Annual Report on Form 10-K for the year ended December 31, 2012, which we refer to as the Annual Report, available to our Shareholders electronically via the Internet. Accordingly, Shareholders received a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice, which was or will be sent to Shareholders on or about April 11, 2013 containing instructions on how to access this Proxy Statement and the Annual Report via the Internet and how to vote online.  If you received the Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy in the manner described in the Notice.  All Shareholders will be able to access the proxy materials on a web site referred to in the Notice and this Proxy Statement and will be able to request to receive a printed set of the proxy materials by mail or electronically, in either case, free of charge.  If you would like to receive a printed or electronic copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice. We elected to participate in the notice and access process in order to reduce the costs associated with printing and mailing documents to you and reduce the impact of the Annual Meeting on the environment.

Who is Soliciting my Vote?

The Board is soliciting a proxy in the form accompanying this Proxy Statement for use at the Annual Meeting, and will not vote the proxy at any other meeting. Mr. Michael L. Ashner and Ms. Carolyn Tiffany, or each acting individually, are the persons named as proxies on the proxy card accompanying this Proxy Statement, who have been selected by the Board to serve in such capacity.  Both Mr. Ashner and Ms. Tiffany are members of the Board and executive officers of the Trust.

Who is entitled to vote at the Annual Meeting?

All Shareholders as of the close of business on March 28, 2013, which we refer to as the Record Date, are entitled to vote at the Annual Meeting.  On the Record Date, there were issued and outstanding 33,128,853 Common Shares.  There was no other class of securities outstanding at the Record Date entitled to vote on the matters to be voted on at the Annual Meeting.  In addition to the Common Shares, at the Record Date there were outstanding 4,820,000 shares of our 9.25% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, which we refer to as “Series D Preferred Shares”.

What am I voting on?

At the meeting you will be asked to consider and vote on the following matters:

1.	To elect seven Trustees to our Board of Trustees to serve for a term of one year and until their respective successors shall be elected and shall qualify;

2.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2013 fiscal year;

3.	To adopt an amendment to the Winthrop Realty Trust 2007 Long Term Stock Incentive Plan to increase the number of shares issuable thereunder;

4.	To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

How many votes do I have?

Each Common Share outstanding on the Record Date is entitled to one vote on each item submitted for consideration.

How do I vote my Common Shares that are held of record by me?

By Mail:	Vote, sign, date your proxy card or voter instruction card and mail it in the postage-paid envelope.

In Person:	Vote at the Annual Meeting. If you hold your shares through a broker, you must supply a legal proxy assigning you with direct voting power.

By Telephone:
If provided, call the telephone number listed on the proxy card or voter instruction card you received and follow the instructions provided.  You will be prompted for certain information that can be found on your proxy card.

Via Internet:
If provided, log on to the website listed on the proxy card or voter instruction card you received and follow the on-screen instructions.  You will be prompted for certain information that can be found on your proxy card.

What if I hold my Common Shares through my broker?

           If you hold your Common Shares in “street name” through a broker or other nominee, you may instruct your broker to vote your Common Shares by following the instructions that the broker provides to you.  Most brokers offer voting by mail, telephone and on the Internet.  Please note that your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  Under the rules that govern brokers who are voting with respect to Common Shares held in street name, brokers have the discretion to vote such Common Shares on routine matters, but not on non-routine matters.  A broker “non-vote” occurs when a nominee holding Common Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Can I Attend the Annual Meeting in Person?

If you would like to attend the Annual Meeting in person, you will need to bring your admission ticket which is the upper half of the proxy card, an account statement or other evidence acceptable to us of ownership of your Common Shares as of the close of business on the Record Date.  If you hold Common Shares in “street name” (i.e., through a bank, broker or other nominee) and wish to vote at the Annual Meeting, you will need to contact your nominee and obtain a proxy from your nominee and bring it to the Annual Meeting.

Will there be any other items of business on the agenda?

The Board is not presently aware of any other items of business to be presented for a vote at the Annual Meeting other than the proposals noted above.  Nonetheless, in case there is an unforeseen need, your proxy gives discretionary authority to Michael L. Ashner and Carolyn Tiffany with respect to any other matters that might be brought before the meeting.

What constitutes a Quorum?

The holders of a majority of the outstanding Common Shares as of the close of business on the Record Date, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker “non-votes” are included in the determination of the number of Common Shares present at the Annual Meeting for quorum purposes.

How many votes are required to act on the proposals?

In general, a majority vote of the Common Shares permitted to be voted at the Annual Meeting are required for each Proposal.  Abstentions and broker non-votes will not be counted in determining whether or not a matter has been approved by Shareholders other than with respect to Proposal No. 2, which is a routine proposal on which a broker or other nominee is generally empowered to vote.

What happens if I authorize my proxy without voting on all proposals?

A proxy, in the accompanying form, which is properly executed, duly returned to us and not revoked, will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted as recommended by the Board for each Proposal and in accordance with the judgment of the person or persons voting the proxies on any other matter that may be properly brought before the Annual Meeting.

Can I change my vote after I return my proxy?

You may revoke your proxy at any time before its exercise by (1) executing and submitting a later dated proxy card, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) timely sending a written revocation of proxy to our Secretary at our principal executive office, 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114, or (4) attending the Annual Meeting and voting in person.

Attendance at our Annual Meeting will not constitute a revocation of a proxy unless you affirmatively indicate at our Annual Meeting that you intend to vote your Common Shares in person by completing and delivering a written ballot.

Will anyone contact me regarding this vote?

We have hired Mackenzie Partners, Inc. to solicit proxies.  In addition to solicitation by mail, by telephone and by e-mail or the Internet, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals and we may reimburse them for their expenses in so doing.  If you hold Common Shares in “street name” (i.e., through a bank, broker or other nominee), you will receive instructions from your nominee which you must follow in order to have your proxy authorized or you may contact your nominee directly to request these instructions.

Who has paid for this proxy solicitation?

We will bear the cost of preparing, printing, assembling and mailing the Notice, the proxy card, Proxy Statement and other materials that may be sent to Shareholders in connection with this solicitation.  We may also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in forwarding solicitation materials to the beneficial owners of Common Shares held of record by such persons.

How do I submit a proposal for the 2014 Annual Meeting of Shareholders?

In order to be eligible for inclusion in our proxy materials for the 2014 Annual Meeting of Shareholders, any Shareholder proposal to take action at such meeting must be received at our principal executive office located at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114, Attn:  Secretary, no later than January 23, 2014.  Any such proposals shall be subject to the terms of our Declaration of Trust, Bylaws and the requirements of the proxy rules adopted by the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act.

The Board will review any Shareholder proposals that are timely submitted and will determine whether such proposals meet the criteria for inclusion in the proxy solicitation materials or for consideration at the 2014 Annual Meeting of Shareholders.  In addition, the persons named in the proxies retain the discretion to vote proxies on matters of which we are not properly notified at our principal executive offices on or before 60 days prior to the 2014 Annual Meeting of Shareholders, and also retain such authority under certain other circumstances.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with brokers.  Please complete and return all proxy cards to ensure that all your Common Shares are voted.

Can I find additional information on the Company’s web site?

Yes.  Our web site is located at www.winthropreit.com.  Although the information contained on our web site is not part of this Proxy Statement, you can view additional information on the web site, such as our code of business conduct and ethics, corporate governance guidelines, charters of board committees and reports that we file and furnish with the SEC.  Copies of our code of business conduct and ethics, corporate governance guidelines and charters of board committees also may be obtained by written request addressed to 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114, Attention: Investor Relations.

PROPOSAL NO. 1
ELECTION OF TRUSTEES

General

The Board currently consists of eight members, all of whom are elected by the holders of Common Shares.  On March 5, 2013, Scott Rudolph informed the Board that due to other business commitments he was electing not to stand for re-election as a Trustee.  In connection therewith, the Board determined, pursuant to our Declaration of Trust, to decrease the number of members of the Board to seven persons effective May 21, 2013.  Accordingly, Shareholders will be voting at the Annual Meeting for seven persons, that constitutes all of the members of the Board, to serve for a term of one year and until their respective successors shall have been elected and shall qualify.  The Board has nominated Michael L. Ashner, Arthur Blasberg, Jr., Howard Goldberg, Thomas F. McWilliams, Lee Seidler, Carolyn Tiffany and Steven Zalkind for re-election as Trustees.  In connection with the Board’s nomination of Arthur Blasberg, Jr., the Board determined to waive the age restriction in our By-laws.  No other persons have been proposed for nomination to serve as a Trustee.

Shareholders do not have cumulative voting rights with respect to the election of Trustees.  It is the intention of the persons named in the enclosed Proxy Card to vote such proxy "FOR" the election of the named nominees for Trustee unless authorization is withheld on the Proxy Card.  Should any nominee be unable or unwilling to serve as a Trustee, which is not anticipated, it is intended that the named proxies will vote for the election of such other person or persons as they, in their discretion, may choose.  Each of the nominees has represented that they are willing to serve as a Trustee if elected.

Information as to Trustees

The following table sets forth certain information with respect to our Trustees, all of whom have been nominated for re-election as a Trustee other than Mr. Rudolph as described above.

Name	Age	Principal Occupation and Positions Held	Served as Trustee Since
Michael L. Ashner	60
Mr. Ashner has been our Chief Executive Officer since December 31, 2003 and Chairman since April 2004.  Mr. Ashner also served as the Executive Chairman and a trustee of Lexington Realty Trust (“Lexington”), a New York Stock Exchange listed real estate investment trust, from December 31, 2006 when Newkirk Realty Trust, Inc. (“Newkirk”) was merged into Lexington to March 20, 2008.  Mr. Ashner previously served as a director and the Chairman and Chief Executive Officer of Newkirk until it was merged into Lexington.  Mr. Ashner also currently serves as the Chief Executive Officer of First Winthrop Corporation, a real estate investment and management company, a position he has held since 1996.  Mr. Ashner previously served as a director and Chief Executive Officer of Shelbourne Properties I, Inc., Shelbourne Properties II, Inc. and Shelbourne Properties III, Inc. (collectively, the “Shelbourne Entities”), three real estate investment trusts, from August 2002 until their liquidation in April 2004. During the past five years Mr. Ashner has served as a director of NBTY, Inc. a public company that had a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15 of such Act.  Mr. Ashner’s experience in opportunistic real estate investing, as well as his performance as our chief executive officer and chairman of the Board and his experience as a board member for other large and/or public companies, led the Board to conclude that he should again be nominated as a Trustee.
			2004
Arthur Blasberg, Jr.	85
Mr. Blasberg's activities for the past five years include serving as a receiver appointed by the Superior Court in Massachusetts and as a trustee of various businesses, including real estate investment firms and industrial companies.  Mr. Blasberg was a director and chairman of the audit committee of each of the Shelbourne Entities from August 2002 to their liquidation in April 2004 and was Chairman of the Trust’s audit committee from January 2004 to the third quarter of 2011.  Mr. Blasberg also has served as a director of several private companies.  He is an attorney admitted to practice in the Supreme Court of the United States, various federal courts and state courts and served for five years in the general counsel's office of the SEC.  Mr. Blasberg’s extensive management experience in various companies including real estate companies, his experience as an audit committee chairperson of several public companies during the past ten years, his performance as our audit committee chairperson, and his understanding of the Trust’s business, led the Board to conclude that the age limitation By-law be waived in order for Mr. Blasberg to again be nominated as a Trustee.
			2003

Howard Goldberg	67
Mr. Goldberg has been a private investor in both real estate and start-up companies and has provided consulting services to start-up companies since 1999.  From 1994 through 1998, Mr. Goldberg served as President, CEO, and board member of Player’s International, a publicly-traded company in the gaming business prior to its sale to Harrah's Entertainment Inc.  From 2003 through 2005, Mr. Goldberg served as a part-time consultant to Laser Lock Technologies, Inc., LLTI.OB, a publicly-traded development stage company, engaged in the development and marketing of technologies for the prevention of product and document counterfeiting and electronic article surveillance. From 1995 through 2000, Mr. Goldberg served on the board of directors and audit committee of Imall Inc., a publicly-traded company that provided on-line shopping prior to its sale to Excite-at-Home. Mr. Goldberg served as a member of the board of directors and the audit committees of the Shelbourne Entities from August 2002 until their liquidation in April 2004.  Mr. Goldberg has a law degree from New York University and was previously the managing partner of a New Jersey law firm where he specialized in gaming regulatory law and real estate from 1970 through 1994.  Mr. Goldberg’s legal background as well as his experience in senior management of other companies and as a director of other public companies led the Board to conclude that he should again be nominated as a Trustee.
		2003
Thomas F. McWilliams	70
Mr. McWilliams is currently a managing partner and member of the investment committee of Court Square Capital Partners, a private equity company that manages approximately $6 billion in capital, a position he has held since 2006 when Court Square Capital Partners was formed.  From 1983 to 2006, Mr. McWilliams held a similar position with Citigroup Venture Capital, the private equity arm of Citigroup.  Mr. McWilliams’ over 15 years of experience in the supervision of the management of numerous companies either as an investor or as a director together with his capital markets knowledge, led the Board to conclude that he should again be nominated as a Trustee.
		2008
Scott Rudolph	55
Mr. Rudolph is currently the President of Piping Rock Health Products (“Piping Rock”), a vitamin and health supplement company which Mr. Rudolph formed in May 2011.  Prior to forming Piping Rock, Mr. Rudolph was the Chief Executive Officer and Chairman of NBTY, Inc., a New York Stock Exchange listed company and the world’s largest manufacturer and marketer of nutritional supplements, which was sold to a private equity firm in 2010.  Mr. Rudolph served as the President of Dowling College located on Long Island, New York from May 2010 to May 2011 and is currently a member of the Board of Trustees of Washington University in St. Louis, Missouri.  Due to his time limitations, Mr. Rudolph elected not to stand for re-election to the Board.
		2012

Lee Seidler	78
Dr. Seidler is currently a private investor.  Dr. Seidler serves frequently as an expert witness in accounting and finance cases for various plaintiffs and defendants as well as the SEC.  He testified in 2002 before the Senate Committee on Banking, Housing and Urban Affairs on regulation of the accounting profession and consulted with staff drafting Sarbanes-Oxley which produced the Public Company Accounting Oversight Board (PCAOB).  He was a member of the PCAOB’s Standing Advisory Group.  Mr. Seidler served as a General Partner and Senior Managing Director of Bear, Stearns & Co. from 1981 to 1989.  Dr. Seidler was elected to Institutional Investor’s All Star first team of financial analysts for 14 consecutive years (until his retirement) for his analysis of the impacts of accounting and financial reporting and taxes on the decisions of investors.  He was also director of the firm’s 55 person internal audit staff for two years and represented Bear, Stearns in Washington D.C. on legislative issues.  Dr. Seidler has been a member of the boards of directors of numerous public and private companies and has served as chair of the audit committees of these companies.  Dr. Seidler was a professor of accounting and the Price Waterhouse professor of auditing at New York University Stern School of Business Administration for 22 years.  Dr. Seidler’s recognition as a pre-eminent authority on public accounting and his business experience led the Board to conclude that he should again be nominated as a Trustee.
		2010
Carolyn Tiffany	46
Ms. Tiffany has been our President since January 1, 2010 and served as our Chief Operating Officer and Secretary from January 8, 2004 to January 31, 2007.  From February 2007 through March 2008 Ms. Tiffany served as a principal and the Chief Operating Officer for High Street Equity Advisors, a private equity real estate firm.  From April 2008 to December 31, 2008, Ms. Tiffany was a private investor.  In addition, Ms. Tiffany served as the Chief Operating Officer and Secretary of Newkirk and its predecessor entities from 1996 to December 31, 2006.  Ms. Tiffany’s real estate experience and her performance as our President led the Board to conclude that she should again be nominated as a Trustee.
		2010
Steven Zalkind	71
Since 1975, Mr. Zalkind has been a principal of Resource Investments Limited, LLC (“Resource”), a real estate investment firm, acting as either an officer of the General Partner or Managing Member in the acquisition of over 26,000 multi-family apartment units and 2,000,000 square feet of commercial shopping centers and office buildings.  Mr. Zalkind currently serves as the Chairman and Chief Executive Officer of Resource.  Mr. Zalkind was a director of each of the Shelbourne Entities from August 2002 to their liquidation in April 2004 and a director of Newkirk from November 2005 until its merger with Lexington in December 2006.  Mr. Zalkind’s experience in multi-family and commercial real estate investing since 1975 led the Board to conclude that he should again be nominated as a Trustee.
		2008

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the election of Messrs. Ashner, Blasberg, Goldberg, McWilliams, Seidler and Zalkind and Ms. Tiffany to the Board.  Unless otherwise indicated, the accompanying form of proxy will be voted for the nominees listed above.

PROPOSAL NO. 2
SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the recommendation of the Trust’s Audit Committee, the Board has selected PricewaterhouseCoopers LLP, which we refer to as PwC, to serve as the independent registered public accounting firm of the Trust for its fiscal year ending December 31, 2013.

During our past two fiscal years, there were: (i) no disagreements with PwC our independent registered public accounting firm for the years ended December 31, 2012 and 2011, on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to PwC’s satisfaction, would have caused them to make reference to the subject matter in connection with its report on the Trust’s financial statements for such year; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.  Further, PwC’s report on our consolidated financial statements as of and for the years ended December 31, 2012 and 2011 did not contain any adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Although Shareholder ratification of the Board’s action in this respect is not required, the Board considers it desirable for Shareholders to pass upon the selection of the independent registered public accounting firm and, if the Shareholders disapprove of the selection, the Board would consider other firms for selection as the independent registered public accounting firm for the current fiscal year.

It is expected that representatives of PwC will be present either in person or by telephone conference at the Annual Meeting and will have the opportunity to make a statement if they so choose and offer questions.

Aggregate fees billed to us for the year ended December 31, 2012 and 2011 represents fees billed by PwC for audit, audit related fees and tax matters.

Type of Fee	Fiscal 2012	Fiscal 2011
Audit Fees	$1,404,000	$1,095,000
Audit Related Fees	142,000	290,000
Tax Fees	73,000	50,000
All Other Fees	-	-
Total	$1,619,000	$1,435,600

Audit fees for the years ended December 31, 2012 and 2011 were for professional services rendered in connection with the integrated audit of our consolidated financial statements, internal control over financial reporting, and quarterly reviews of our consolidated financial statements.

Audit Related fees for the year ended December 31, 2012 and 2011 were for services related to comfort letters and review of our Registration Statements on Form S-3 during such years.

Tax fees as of the years ended December 31, 2012 and 2011 were for services related to tax compliance, tax planning and strategies, and state and local tax advice.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the ratification of the election of PwC to serve as the independent registered public accounting firm of the Trust for its fiscal year ending December 31, 2013.

Procedures for Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant

We have a policy of requiring that the Audit Committee pre-approve all audit and non-audit services provided to us by the independent registered public accounting firm.  During 2012, the Audit Committee approved all of the fees paid by us to PwC.

PROPOSAL NO. 3 – AMENDMENT TO 2007 LONG TERM INCENTIVE PLAN

In January 2013, the Trust’s Compensation Committee recommended to the Board the adoption, subject to approval by the shareholders, of an amendment to the Winthrop Realty Trust 2007 Long Term Incentive Plan, which we refer to as the Plan, to (i) increase the number of Common Shares issuable under the Plan from 100,000 to 1,000,000 and (ii) to clarify that individuals performing services for FUR Advisors are eligible to receive awards under the Plan to the maximum extent consistent with SEC guidance under Form S-8, which amendments we refer to as the Plan Amendment.  The additional 900,000 Common Shares represents approximately 2.7% of our outstanding Common Shares.  The Board subsequently ratified the Compensation Committee's recommendation to approve the Plan Amendment and determined to submit the Plan Amendment to the shareholders.  The shareholders are now requested to approve the adoption of the Plan Amendment in order to (i) increase the number of Common Shares issuable under the Plan from 100,000 to 1,000,000 and (ii) provide that individuals performing services for FUR Advisors are eligible to receive awards under the Plan to the maximum extent consistent with SEC guidance under Form S-8.  To become effective, the Plan Amendment must be approved by the affirmative vote of a majority of the votes cast at the Meeting on this proposal by the holders of the Common Shares entitled to vote there.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the adoption of the Plan Amendment.

Plan Awards

Number of Shares

On February 1, 2013, Michael L. Ashner and Carolyn Tiffany were granted awards of 66,667 and 33,333 restricted Common Shares, respectively, which Common Shares are subject to the restrictions set forth under “Restrictions on Issued Common Shares” below.  The Compensation Committee has approved, subject to the shareholders approving the Plan Amendment, the issuance of an additional 500,000 Common Shares which Common Shares will be issued effective May 21, 2013 if the Plan Amendment is approved.  The table below sets forth the dollar value and number of shares awarded on February1, 2013, and to be awarded on May 21, 2013 assuming the Plan Amendment is approved:

Name and Position	Dollar Value ($)(1)	Number of Shares

Michael L. Ashner, Chairman and CEO(2)	$2,492,820	198,000
Carolyn Tiffany, President(3)	$1,284,180	102,000
John Garilli, Chief Financial Officer	$944,250	75,000
John Alba, Chief Investment Officer	$944,250	75,000
Executive Group	$5,665,500	450,000
Non-Executive Director Group	-	-
Non-Executive Officer Employee Group	$1,888,500	150,000

(1)	Based on $12.59 per Common Share, the closing price of Common Shares on April 1, 2013.
(2)	Inclusive of 66,667 restricted Common Shares issued to Mr. Ashner in February 2013.
(3)	Inclusive of 33,333 restricted Common Shares issued to Ms. Tiffany in February 2013.

Restrictions on Issued Common Shares

The Common Shares issued to Mr. Ashner and Ms. Tiffany in February 2013 and, if the Plan Amendment is approved, the additional Common Shares to be issued under the Plan, are subject to the following restrictions:

•
Subject to early vesting as described below, the Common Shares awarded to any person will be forfeited if either (i) the advisory agreement with FUR Advisors is terminated by us for cause or by FUR Advisors without cause or (ii) such person does not remain in continuous service with FUR Advisors through December 31, 2017.

•
The Common Shares will immediately vest and no longer be subject to forfeiture on the earlier of (i) January 1, 2018, (ii) upon a Change in Control, (iii) if the advisory agreement with FUR Advisors is terminated by us for any reason other than cause, or by FUR Advisors for cause, or (iv) in the case of Mr. Ashner and Ms. Tiffany, their death or disability.  Change in Control is defined as the occurrence of any of the following, in one transaction or a series of related transactions: (1) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) becoming a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of our securities representing more than 50% of the voting power of our then outstanding securities; (2) a consolidation, equity exchange, reorganization or merger of us resulting in our equity holders immediately prior to such event not owning at least a majority of the voting power of the resulting entity’s securities outstanding immediately following such event; (3) the sale or other disposition of all or substantially all of our assets; or (4) our dissolution.

•	So long as the Common Shares awarded are subject to forfeiture, the Trust’s secretary has the sole and exclusive right to exercise all voting rights with respect to the awarded Common Shares.

•
Until the Common Shares awarded are no longer subject to forfeiture, all cash dividends payable thereon will be payable as follows:  (i) the holder will receive a portion of the dividend equal to (i) five percent, multiplied by (ii) the number of full calendar quarters that have transpired between January 1, 2013 and the applicable dividend payment date, less any required tax withholding and (ii) the remaining portion of the dividend will be held by us in escrow and will only be paid to the holder thereof if and when the Common Shares awarded are no longer subject to forfeiture.  If the Common Shares awarded are forfeited, then the dividends held in escrow will similarly be forfeited.

The Plan

A general description of the basic features of the Plan as in effect on the date hereof is set forth below.

Purpose

The purpose of the Winthrop Realty Trust 2007 Long Term Incentive Plan, which we refer to as the Plan, which was approved at the Trust’s 2007 Annual Meeting of Shareholders is to further and promote the interests of the Trust, its subsidiaries and its shareholders by enabling the Trust and its subsidiaries to attract, retain and motivate trustees, officers, consultants and persons who provide services to the Trust’s advisor, or those who will become trustees, officers, consultants and persons who provide services to the Trust’s advisor (“eligible persons”) and to align the interests of those individuals and the shareholders.  To do this, the Plan offers stock options and restricted share awards providing eligible persons with an interest in maximizing the growth, profitability and overall success of the Trust and/or its subsidiaries.

Administration

The administration, interpretation and operation of the Plan is vested in the Compensation Committee.  The Compensation Committee may designate persons other than members of the Compensation Committee to carry out the day-to-day administration of the Plan.
Eligibility

Under the Plan, eligible persons are eligible to receive awards.  Awards under the Plan are made by the Compensation Committee.  Except as indicated under “Plan Awards-Number of Shares,” no determination has been made as to future awards which may be granted under the Plan, although it is anticipated that recipients of awards may include the current trustees (including members of the Compensation Committee).

Awards under the Plan

Introduction.  Although awards under the Plan may consist of stock options and restricted shares as described below, to date all awards have been in restricted stock.  All awards have been and will be evidenced by an award agreement between the Trust and the individual participant and approved by the Compensation Committee.  In the discretion of the Compensation Committee, more than one award may be granted to an eligible participant.

Stock Options.  A stock option is an award that entitles a participant to purchase Common Shares at a price fixed at the time the option is granted.  Stock options granted under the Plan will be “non-qualified stock options” and the plan does not permit the grant of “incentive stock options.”

The exercise price and other terms and conditions of stock options will be determined by the Compensation Committee at the time of grant, but shall not be less than fair market value.  An option grant under the Plan does not provide an optionee any rights as a shareholder, and such rights will accrue only as to shares actually purchased through the exercise of an option.

Stock options granted under the Plan shall become exercisable at such time as designated by the Compensation Committee at the time of grant.

Payment for shares issuable pursuant to the exercise of a stock option may be made either in cash, by certified check, bank draft, or money order, or, if permitted by the Compensation Committee and applicable law, by delivery of Common Shares satisfying such requirements as the Compensation Committee may establish or such other form of payment as is permitted by the Compensation Committee, in its sole discretion.

Restricted Share Awards.  Restricted share awards are grants of Common Shares made to a participant subject to conditions established by the Compensation Committee in the relevant award agreement on the date of grant.

Restricted shares will vest in accordance with the conditions and vesting schedule, if any, provided in the relevant award agreement.  A participant may not sell or otherwise dispose of restricted shares until the conditions imposed by the Compensation Committee with respect to such shares have been satisfied.  Restricted share awards under the Plan may be granted alone or in addition to any other awards under the Plan.

Restricted shares which vest will be reissued as unrestricted Common Shares.

Unless otherwise provided for in the relevant award agreement, each participant who receives a grant of restricted shares will have the right to receive all dividends and vote or execute proxies for such shares.  Any share dividends granted with respect to such restricted shares will be treated as additional restricted shares.

Changes in Capital Structure.  Stock options granted under the Plan and any agreements evidencing such stock options and the maximum number of Common Shares subject to all stock options shall be subject to adjustment or substitution, as determined by the Compensation Committee in its sole discretion, as to the number, price or kind of a share or other consideration subject to such stock options or as otherwise determined by the Compensation Committee to be equitable (i) in the event of changes in the outstanding shares or in the capital structure of the Trust by reason of share or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such stock option or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan.  The Trust shall give each participant notice of such adjustment and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Notwithstanding the above, in the event that the Trust is merged or consolidated with another entity, all or substantially all of the assets of the Trust are acquired by another person, or the Trust reorganizes or liquidates, then the Compensation Committee may, in its discretion, cancel any outstanding awards and cause the holders thereof to be paid, in cash or stock (including any stock of a successor or acquirer), or any combination thereof, the value of such awards, as determined by the Compensation Committee; in the case of stock options, that value shall be based upon the excess of the value of a Common Share over the exercise price per share.

Amendment, Suspension or Termination of The Plan

Unless earlier terminated by the Board, the Plan shall terminate on December 31, 2016.  The Board may amend, suspend or terminate the Plan (or any portion thereof) at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Trust or any subsidiary; provided, however, that no such amendment may increase the number of Common Shares available for awards under Section 4.2 of the Plan without first obtaining shareholder approval.   In addition, no such amendment, suspension or termination shall materially and adversely affect the rights of any participant under any outstanding stock options, without the consent of such participant.  The Compensation Committee may, in its sole discretion, amend or modify at any time and from time to time the restrictions, terms and conditions of any outstanding stock option in any manner to the extent that the Compensation Committee under the Plan or any award agreement could have initially established the restrictions, terms and conditions of such stock option.  No such amendment or modification shall, however, materially and adversely affect the rights of any participant under any such stock option without the consent of such participant.

Certain Federal Income Tax Consequences of the Plan

The following summary is based on U.S. federal income tax laws in effect as of January 1, 2013. Such laws and regulations are subject to change. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an award fails to comply with Section 409A of the Code, the award may be subject to immediate taxation, interest and tax penalties in the year the award vests or is granted. This summary does not constitute tax advice and does not address possible state, local or foreign tax consequences.

Stock Options. The grant of stock options under the Plan will not result in taxable income to the recipient of the option or an income tax deduction for the Trust. However, because options granted under the Plan are “non-qualified stock options” (and not “incentive stock options”) the transfer of Common Stock to an option holder upon exercise of his or her options will give rise to taxable income to the option holder and tax deductions for the Trust.  Specifically, the exercise of an option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder, and a corresponding tax deduction for the Trust, in the amount by which the fair market value of the shares of Common Stock purchased on the date of such exercise exceeds the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the date of such exercise will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares.

Effect of Share-for-Share Exercise.  If the Compensation Committee permits an option holder to tender Common Shares in partial or full payment of the option price for shares to be acquired through the exercise of an option, and the option holder elects to do so, generally the option holder will not recognize any gain or loss on such tendered shares.  However, the option holder will recognize compensation taxable as ordinary income, and the Trust generally will be entitled to a deduction, in an amount equal only to the excess the fair market value of the shares received by the option holder upon exercise over the fair market value of the tendered shares, less any cash paid by the option holder.

Restricted Shares. Unless an election is made by the recipient under Section 83(b) of the Code, a participant will not recognize any taxable income upon the award of restricted shares that are not transferable and are subject to a substantial risk of forfeiture. Unless paid in the form of additional restricted shares (which would then be subject to the same restrictions and tax treatment as the restricted shares to which they relate), dividends paid with respect to restricted shares prior to the lapse of restrictions applicable to those shares will be taxable as compensation income to the participant. Generally, the participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse, less any amount paid with respect to the award of restricted shares. The recipient’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted shares. The recipient’s holding period will commence on the date on which the restrictions lapse.

As indicated above, a participant may elect under Section 83(b) of the Code to recognize taxable ordinary income upon the award date of restricted shares (rather than being taxed as described above) based on the fair market value of the shares of Common Stock subject to the award on the date of the award. If a participant makes that election, any dividends paid with respect to those restricted shares (unless paid in the form of additional restricted shares, which would either require a separate election under Section 83(b) of the Code or will be subject to the treatment described in the paragraph above) will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted share award lapse.

Assuming compliance with the applicable tax withholding and reporting requirements, the Trust will be entitled to a tax deduction equal to the amount of ordinary income recognized by a recipient in connection with his or her restricted share award in the taxable year in which that recipient recognizes that income.

Limits on Deductions.  Under Section 162(m) of the Code, the Trust may be limited as to Federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to the chief executive officer or any one of the other three highest paid executive officers of the Trust who are employed by the Trust (other than the chief financial officer) on the last day of the taxable year. However, certain “performance-based compensation,” the material terms of which are disclosed to and approved by the Trust’s shareholders, is not subject to this deduction limitation.  As the Plan does not permit grants of awards to any executive officers, the deduction limits of Section 162(m) of the Code should not affect awards under the Plan.

Parachute Payments.  Under certain circumstances, accelerated vesting, exercise or payment of awards under the Plan in connection with a “change in control” of the Trust might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent that it is so considered, the holder of the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Trust would be denied a tax deduction for the amount of the excess parachute payment.

Section 409A.  Section 409A of the Code applies to amounts that are considered “non-qualified deferred compensation.”  If a deferred compensation arrangement, including certain awards that may be issued under the Plan, does not meet the requirements of Section 409A of the Code, the timing of taxation for these amounts could be accelerated (meaning these amounts could become immediately taxable).  Also, an additional 20% income tax, as well as penalties and interest, could be imposed upon the applicable participants in the Plan.

Effective Date

The Plan was effective on March 19, 2007, the date of its approval by the Board.  The Plan will terminate on December 31, 2016, except with respect to awards then outstanding.  After such date no further awards will be granted under the Plan unless the Plan is extended by the Board.

EXECUTIVE OFFICERS

All officers serve at the discretion of the Board.  Set forth below is certain information regarding our executive officers at March 28, 2013 (biographical information with respect to Mr. Ashner and Ms. Tiffany is set forth above on pages 5 and 7):

Name	Age	Current Position
Michael L. Ashner	60	Chairman and Chief Executive Officer
Carolyn Tiffany	46	President
John Garilli	48	Chief Financial Officer
John Alba	42	Chief Investment Officer and Secretary

Mr. Garilli has been our Chief Financial Officer since June 15, 2012.  Mr. Garilli served as the Trust’s Chief Accounting Officer from May 2006 to June 2012.  Mr. Garilli has been with First Winthrop Corp., a real estate investment and management company and affiliate of FUR Advisors since September 1995 and currently serves as its Chief Financial Officer.

Mr. Alba was appointed our Chief Investment Officer in October 2005 and Secretary in May 2007.  He has served as a Vice President of First Winthrop Corp. since January 1998 where his responsibilities included asset management and investment analysis.

THE BOARD, ITS COMMITTEES AND OTHER CORPORATE GOVERNANCE INFORMATION

Board Leadership Structure

As described in our corporate governance guidelines, the Board is permitted to select its Chairman and our Chief Executive Officer in the manner it considers in our best interests at any given point in time.  In this regard, the Board believes that the questions of whether the Chairman of the Board and the Chief Executive Officer should be separate, and if separate, whether the Chairman of the Board should be an outside Trustee or an inside Trustee, should be addressed from time to time as circumstances require.  At present, the Board believes that the combination of these two roles provides more consistent communication and coordination throughout the organization, which results in a more effective and efficient implementation of corporate strategy.  During Mr. Ashner’s tenure, the Board has been satisfied with the Chief Executive Officer performing the functions of the Chairman of the Board because Mr. Ashner has been able to utilize his in-depth knowledge and perspective gained in running the company to effectively and efficiently recommend Board meeting agenda, lead Board discussions on critical issues and create a vital link among the Board, management and Shareholders.  Mr. Ashner fulfills his Chairman responsibilities through close interaction with the Lead Independent Trustee, Committee Chairs and other Board members.

Lead Independent Trustee and Meetings of Independent Trustees

To further ensure balance, the Board determined in 2011 that the Trust should have a Lead Independent Trustee who is elected annually by the independent members of the Board.  The duties of the Lead Independent Trustee include:

•	Calling and chairing meetings of independent Trustees;
•	Liaising with the Chairman regarding board-wide issues between independent Trustees and management;
•	Reviewing and providing input on Board meeting agenda;
•	Serving as the primary recipient for all Shareholder communications and be available, if necessary, for direct communication with Shareholders; and
•	Overseeing the annual Board review.

Mr. Goldberg currently serves as the Lead Independent Trustee and, if he is re-elected at the Annual Meeting is expected to be re-elected as the Lead Independent Trustee.

As noted previously, six of the eight current Trustees and five of the seven nominees for election as Trustee are independent and all members of the Audit Committee, Compensation Committee, Conflicts Committee, and Nominating and Governance Committee are independent Trustees.  In addition, our current policy regarding the receipt and dissemination of Shareholder communications allows our Shareholders to communicate directly with any or all of our Trustees.  Further, in addition to formal Board meetings, management holds monthly informal informational calls with the Board at which updates on company matters are provided.

Based on the foregoing, the Board believes that its existing leadership structure provides for an appropriate balance that best serves us and our Shareholders. The Board will periodically review its leadership structure to ensure that it remains the optimal structure for us and our shareholders.

Board’s Role in Risk Oversight

The Board acknowledges its responsibility for reviewing the process for assessing the major risks facing us and the options for their mitigation.  Trustees are entitled to rely on management and the advice of our outside advisors and auditors, but must at all times have a reasonable basis for such reliance.  This responsibility is addressed in a number of ways.  First, our Audit Committee on a quarterly basis reviews and discusses with management, our internal auditor and our independent registered public accounting firm our major risk exposures and the policies management has implemented to monitor such exposures, including our financial risk exposures and risk management policies.  Second, we have adopted a Corporate Compliance and Business Ethics Compliance Program which established an Ethics and Compliance Committee, consisting of our President, Chief Financial Officer, Internal Auditor, Human Resources Director, and general counsel, or such persons who effectively serve in such capacities or perform the roles attendant thereto.  The Ethics and Compliance Committee conducts an annual compliance risk assessment to include consideration of compliance risk-related information otherwise identified through operation of the Corporate Compliance and Business Ethics Compliance Program (such as information from internal audit reports; reports of possible violations; and issues raised in connection with training sessions).  The Ethics and Compliance Committee also incorporates information about the changing nature of our business (such as the development of new services, the acquisition of new business, the entry into a new venture, the imposition of new requirements, or the entry into new geographical markets) into the risk assessments.  The results of these reviews are reported directly to Audit Committee and the Board.  Third, our Board further oversees risk through provisions of our Declaration of Trust, By-laws and general corporate governance policies which provide that (i) each of our Board Committees consist solely of Trustees who qualify as “independent” under the requirements of the New York Stock Exchange, (ii) a majority of our Trustees qualify as independent, (iii) Board approval is required for any acquisition or disposition in excess of $10,000,000 and (iv) approval of our Conflicts Committee is required for approval of any transactions involving a conflict of interest, or potential thereof.

Board Meetings

During 2012, the Board met or acted through written consent 22 times.  Each of the Trustees attended either in person or telephonically 75% or more of the aggregate number of meetings of the Board held in 2012.  It is the policy of the Board to have all members of the Board in attendance at the Annual Meeting, or if unavailable to attend in person, to make arrangement, if possible, to participate by telephone or video conference.  All members of the Board attended in person the 2012 Annual Meeting of Shareholders.

Board Committees

Our Declaration of Trust and our By-laws give the Board the authority to delegate its powers to a committee appointed by the Board.  All committees are required to conduct meetings and take action in accordance with the directions of the Board and the provisions of our By-laws. The Board has appointed four standing committees: an audit committee, a compensation committee, a nominating and corporate governance committee, and a conflicts committee.  Certain of the committees' principal functions are described below.

Audit Committee

The Audit Committee:

•	reviews annual and quarterly consolidated financial statements with our management and independent registered public accounting firm;
•	recommends the appointment and reviews the performance, independence, and fees of our independent registered public accounting firm and the professional services they provide;
•	oversees our system of internal accounting controls and the internal audit function; and
•	discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for audit committees.

The Board has adopted a written charter for the Audit Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  A printed copy of the charter is also available to any Shareholder who requests it in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

The current members of the Audit Committee are Messrs. Blasberg, Goldberg and Seidler.  Mr. Seidler serves as the Audit Committee Chairman. The Audit Committee meets periodically throughout the year both through formal meetings and written consents as well as through informal discussions as necessary.  During the 2012 fiscal year, the Audit Committee met five times.  All members of the Audit Committee attended either in person or by telephone conference call all meetings of the Audit Committee.  Representatives of PwC, our independent registered public accounting firm for the year ended December 31, 2012, attended all meetings of the Audit Committee.  The Audit Committee met on March 5, 2013 with representatives of PwC to discuss our 2012 consolidated financial statements.

The Board has concluded that each member of the Audit Committee is “financially literate” as such term is defined in the listing standards of the New York Stock Exchange and that Mr. Seidler, the chairman of the Audit Committee, and Mr. Blasberg meet the SEC definition of "audit committee financial expert."  We are currently in compliance with the listing requirements of the New York Stock Exchange relating to audit committee qualification, and the Board has determined that its Audit Committee possesses sufficient financial expertise to effectively discharge its obligations.

For further information with respect to the Audit Committee, see “AUDIT COMMITTEE REPORT” which begins on page 20 of this Proxy Statement.

Compensation Committee

The Compensation Committee:

•	recommends to the Board the compensation policies and arrangements for our officers, Trustees, advisors and affiliates;
•	discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for compensation committees; and
•
reviews the “COMPENSATION DISCUSSION AND ANALYSIS” section of this Proxy Statement commencing on page 21 of this Proxy Statement and issues its report which can be found on page 22 of this Proxy Statement.

The Board has adopted a written charter for the Compensation Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  A printed copy of the charter is also available to any Shareholder who requests it in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

The current members of the Compensation Committee are Messrs. McWilliams, Rudolph, Seidler and Zalkind.  Mr. Zalkind serves as the chairman of the Compensation Committee.  During the 2012 fiscal year the Compensation Committee met six times.  All members of the Compensation Committee attended either in person or telephonically 75% or more of the aggregate number of meetings of the Compensation Committee held in 2012 other than Mr. Rudolph.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee:

•	reviews the qualifications of current and potential Trustees including determining whether they are “independent” under the listing standards of the New York Stock Exchange;
•	reviews each Trustee's continued service on the Board;
•	reviews outside activities of Board members and resolves, to the extent not referred to the Conflicts Committee, any issue of possible conflict of interest related thereto;
•
considers nominees for Trustees submitted in writing to the Chairman of the Nominating Committee (along with other information submitted in accordance with our By-laws and the Declaration of Trust), which are submitted by our executive officers, current Trustees, search firms engaged by the Nominating Committee, if any, by others in its discretion and, nominees for Trustee proposed by a Shareholder in accordance with the terms of our By-laws and Declaration of Trust;

•
considers proposals submitted by Shareholders for inclusion in the Proxy Statement for our Annual Meeting of Shareholders if they are submitted in writing to the Chairman of the Nominating Committee at our principal address in accordance with the provisions of our By-laws and Declaration of Trust and so long as the submitting Shareholder meets the qualifications and complies with the procedures provided in the proxy rules of the SEC.  All such proposals shall be accompanied by information with respect to the submitting Shareholder sufficient for the committee to determine whether such qualifications are met;

•	reviews any other Shareholder communications intended for our management unless such communication is directed to a specific Trustee or Trustees;
•	recommends nominations for members of the Board;
•	reviews and assesses the adequacy of the charters of the Audit Committee, Compensation Committee and Conflicts Committee; and
•	discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for nominating and corporate governance committees.

The Board has adopted a written charter for the Corporate Governance and Nominating Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  The Board has also adopted Corporate Governance Guidelines which is also available at our website www.winthropreit.com, under the link “Corporate Governance.”  A printed copy of the charter and the guidelines are also available to any Shareholder who requests them in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

The current members of the Nominating and Corporate Governance Committee consisted of Messrs. Goldberg, McWilliams and Zalkind.  Mr. Goldberg serves as the chairman of the Nominating and Corporate Governance Committee.  During the 2012 fiscal year the Nominating and Corporate Governance Committee met once.  All members of the Nominating and Corporate Governance Committee attended the meeting.

Conflicts Committee

The Conflicts Committee:

•
considers and approves, on behalf of the Trust, all material transactions that relate to conflicts of interests between us and our affiliates, on the one hand, and certain named parties including (i) FUR Advisors (and any successor advisor), Michael Ashner, and any of their affiliates, (ii) a beneficial owner of more than 4.9% of the issued and outstanding Common Shares, either directly or upon the conversion of any of our preferred shares of beneficial interest, or (iii) a beneficial owner of more than 4.9% of any other entity in which we hold a 10% or greater interest; and

•	advises the Board on actions to be taken by us or matters related to us upon request of the Board or the Nominating or Corporate Governance Committee, which may include conflicts of interest.

The Board has adopted a written charter for the Conflicts Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  A printed copy of the charter is also available to any Shareholder who requests it in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

The Conflicts Committee consists of all non-management Trustees of the Board.  Mr. McWilliams serves as the chairman of the Conflicts Committee.  During the 2012 fiscal year the Conflicts Committee met or acted through unanimous written consent twice.

Independence of Trustees

Pursuant to the Nominating and Corporate Governance Committee’s Charter, the Committee undertook its annual review of Trustee independence in March 2013.  During this review, the Committee considered transactions and relationships between each Trustee or any member of his or her immediate family and the Trust and its subsidiaries and affiliates, including those reported under “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” below. The Committee also examined transactions and relationships between Trustees or their affiliates and members of our senior management or their affiliates.  The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the Trustee is independent in accordance with Section 303A.02(a) and (b) of the listing standards of the New York Stock Exchange.  In particular, the Committee reviewed with counsel responses given by the Trustees in their Trustee Questionnaires, asked counsel if he was aware of any relationships between the Trustees and us or our affiliates and reviewed the bright-line independence tests set forth in Section 303A.02(b).

As a result of this review, the Board affirmatively determined that each of Messrs. Blasberg, Goldberg, McWilliams, Rudolph, Seidler and Zalkind are independent of the Trust and its management in accordance with Section 303A.02(a) and (b) of the listing standards of the New York Stock Exchange.  Mr. Ashner and Ms. Tiffany are not considered independent because they serve as our executive officers as well as their ownership interest in FUR Advisors.  See “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” below.

Trustee Nominating Process

The Nominating and Corporate Governance Committee will consider written recommendations from Shareholders for nominees to the Board.  A Shareholder who wishes to recommend a person to the Nominating and Corporate Governance Committee for nomination by the Trust must submit a written notice by mail to the Nominating and Corporate Governance Committee c/o the Trust’s Secretary, 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.  Such a written recommendation must be received no later than 120 days in advance of the annual meeting of Shareholders and should include the information required by ARTICLE I, Section 7 of the Trust’s Bylaws including (i) the candidate’s name, business address and other contact information, (ii) a complete description of the candidate’s qualifications, experience, background and compensation (if any) from the Trust, as would be required to be disclosed in the Proxy Statement pursuant to Regulation 14A of the Exchange Act, and (iii) a signed statement by the candidate in which he or she consents to being named in the Proxy Statement as a nominee and to serve as a Trustee if elected.

The Nominating and Corporate Governance Committee recommends nominees for election to the Board based on a number of criteria including:

•	Personal qualities and characteristics, accomplishments and reputation in the business community;
•	Current knowledge of, and contacts in, the Trust's industry or other industries relevant to the Trust's business or the geographic locations of the Trust’s assets;
•	Ability and willingness to commit adequate time to Board and committee matters;
•	The fit of the individual's skills and personality with those of other Trustees and potential Trustees in building a Board that is effective, collegial and responsive to the needs of the Trust; and
•	Diversity of viewpoints, experience and other demographics.

There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluate a candidate who is recommended for nomination for membership on the Board by a Shareholder.  The Nominating and Corporate Governance Committee has not received any recommended nominations from Shareholders in connection with the Annual Meeting.

The Nominating and Corporate Governance Committee identifies potential nominees for Trustee through a variety of business contacts, including current executive officers, Trustees and Shareholders.  The Nominating and Corporate Governance Committee may, to the extent it deems appropriate, retain a professional search firm and other advisors to help identify potential nominees for Trustee.

The Nominating and Corporate Governance Committee evaluates candidates to the Board by reviewing their biographical information and qualifications.  If the Nominating and Corporate Governance Committee determines that a candidate is qualified to serve on the Board, such candidate is interviewed by the Lead Independent Trustee, at least one member of the Nominating and Corporate Governance Committee and the Chief Executive Officer.  Members of the Board also have an opportunity to interview qualified candidates.  As described above, the Nominating and Corporate Governance Committee will also consider candidates recommended by Shareholders.  The Nominating and Corporate Governance Committee then determines, based on the background information and the information obtained in the interviews, whether to recommend to the Board that the Trust nominate a candidate for approval by the Shareholders to fill a Board position.  With respect to an incumbent Trustee whom the Nominating and Corporate Governance Committee is considering as a potential nominee for re-election, the Nominating and Corporate Governance Committee reviews and considers the incumbent Trustee’s service to the Trust during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Trust in addition to such person’s biographical information and qualifications.  The Nominating and Governance Committee gives consideration to a wide range of diversity factors as a matter of practice when evaluating candidates to the Board and incumbent Trustees, but the Committee does not have a formal policy regarding Board diversity.

In evaluating candidates to the Board, the Nominating and Corporate Governance Committee also takes into account the skill sets that are needed to balance and complement the skill sets of other candidates and members of the Board, and the skills and expertise of a candidate that facilitate the Trust’s compliance with the rules of the SEC and New York Stock Exchange.

Communication with Trustees

Shareholders and any other interested party wishing to communicate with the Board may do so in one of four ways:  in person at our annual Shareholders meeting: by mail: by telephone: or via the internet.  Any Shareholder can mail correspondence to any Trustee, or the Board as a whole, by addressing it to our outside general counsel, Post Heymann & Koffler LLP, Two Jericho Plaza, Wing A, Suite 211, Jericho, New York 11753, Attention:  David J. Heymann.  After the mail is opened and screened for security purposes, it will be logged in, and (other than mail that Mr. Heymann determines to be trivial or obscene) then forwarded to the particular Trustee identified, or the Board as a whole, as requested in the Shareholder's correspondence.  Trivial items will be delivered to the Trustees at the next scheduled Board meeting.  Obscene items will not be forwarded.

Shareholders and any other interested party wishing to communicate only with non-management Trustees may do so in the manner described above or by calling toll free at 866-241-4955 or via the internet through the Governance page on our website, www.winthropreit.com.  All communications through the toll-free number or our website are forwarded solely to Mr. Heymann and will be handled in the same manner as written correspondence described above.

Compensation of Trustees

The following table sets forth a summary of the compensation received by our non-officer Trustees during 2012:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total

Arthur Blasberg, Jr.	$62,750	-	-	-	$62,750
Howard Goldberg	$87,750	-	-	-	$87,750
Thomas F. McWilliams	$50,500	-	-	-	$50,500
Scott Rudolph	$32,500	-	-	-	$32,500
Lee Seidler	$82,750	-	-	-	$82,750
Steven Zalkind	$50,500	-	-	-	$50,500

The current non-officer Trustees, Messrs. Blasberg, Goldberg, McWilliams, Seidler and Zalkind, each receive $50,000 annually for their services as Trustees, $500 for each Board or committee meeting they attend in person, and $250 for each Board or committee meeting they attend telephonically.  In addition, each member of the Audit Committee (other than the chairman) receives $10,000 annually for serving on the Audit Committee and the chairman of the Audit Committee receives an additional $30,000 annually.  For serving as Lead Independent Trustee, Mr. Goldberg receives $25,000 annually.  Trustees who are also our officers receive no compensation for serving on the Board.  However, all Trustees are reimbursed for travel expenses and other out-of-pocket expenses incurred in connection with their service on the Board and its committees.  In addition, in recognition of the additional time required and efforts of the Compensation Committee in connection with the January 2013 modifications to the advisory agreement, in January 2013 the Board voted to pay a one-time fee of $25,000 to Mr. Zalkind and $2,000 per Compensation Committee meeting attended by the other members of the Compensation Committee up to a maximum of $10,000.

CODE OF ETHICS

We have adopted a Code of Ethics, which is applicable to all Trustees and our executive officers, including the principal executive officer, the principal financial officer and the principal accounting officer, as well as FUR Advisors and its employees.  The Code of Ethics can be obtained upon request from our Secretary and at our website www.winthropreit.com in the Governance section under the link “Charters”.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for providing independent, objective oversight of the Trust’s accounting functions and internal controls.  The Audit Committee is comprised of three Trustees, each of whom is “independent” as defined by the existing New York Stock Exchange listing rules and SEC rules.  Members of the Audit Committee must also satisfy the independence requirements of Section 10A(m)(3) of the Exchange Act.

Management is responsible for the Trust’s internal controls and financial reporting process.  The Trust’s independent registered public accounting firm is responsible for performing an independent audit of the Trust’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed the Trust’s audited consolidated financial statements for the fiscal year ended December 31, 2012, with the Trust’s management, and also has discussed with PricewaterhouseCoopers LLP (“PwC”), the matters required to be discussed by Statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1, AU Section 380) as amended, as adopted by the PCOAB in Rule 3200T.  The Audit Committee has received both the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with PwC that firm’s independence.

Based on the Audit Committee’s discussions with management, the Trust’s internal auditor and PwC, the Audit Committee recommended to the Trust’s Board of Trustees that the Trust’s audited consolidated financial statements for the fiscal year ended December 31, 2012 be included in the Trust’s Annual Report on Form 10-K as filed with the SEC in March 2013.

Members of the Audit Committee Lee Seidler (Chairman) Arthur Blasberg, Jr. Howard Goldberg

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933 or the Exchange Act that might incorporate SEC filings, in whole or in part, the foregoing Audit Committee Report will not be incorporated by reference into any such filings.

COMPENSATION DISCUSSION AND ANALYSIS

General

As described above under “Compensation Committee” on page 16 of this Proxy Statement, the Compensation Committee is responsible for recommending to the Board the compensation policies and arrangements for the Trust's officers, Trustees, advisors and affiliates.  The Compensation Committee acts pursuant to the Compensation Committee Charter and is comprised of four members who are independent within the meaning of Section 303A.02 of the listing standards of the New York Stock Exchange.  A copy of the Compensation Committee Charter is available upon request from the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114 and at our website www.winthropreit.com.

Executive Compensation Principles

We do not provide any remuneration to our executive officers and do not have any direct employees.  We retain FUR Advisors to provide substantially all of our asset management, accounting and investor services.  Information relating to fees paid to FUR Advisors is set forth under “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” below.

Historically, the Compensation Committee reviewed annually the terms of the advisory agreement with FUR Advisors to determine their consistency with market terms and whether the retention of an outside advisor is more favorable to us than retaining direct employees.  The Compensation Committee also reviewed annually the fees payable to FUR Advisors in comparison to the general and administration costs of other public real estate investment trusts.  In connection with the most recent annual review, the Compensation Committee and FUR Advisors negotiated amendments to the advisory agreement intended to provide appropriate incentives to management to enhance value for our shareholders and to provide additional protections to us.  Pursuant to the Compensation Committee's recommendation and with the Board's approval, we entered into an amended and restated advisory agreement effective January 1, 2013 which, among other things, extended the term for five years (subject to earlier termination by us in certain events), modified the required return on the threshold amount for which the incentive fee is payable, reduced the amount of the advisory fee on account of certain dividends in the future, and provided for a supplemental fee payable to FUR Advisors in the event of an early termination of the advisory agreement under certain circumstances or on the liquidation or disposition of the Trust.

The Compensation Committee determined, and the Board ratified such determination, that the modifications to the advisory agreement were warranted in order to secure management's services for a period of five years, and provide additional incentive to management based on the current market value of our Common Shares while retaining early termination rights and limiting the situations in which the incentive fee is payable on termination.

If we were to retain our executive officers directly, the Compensation Committee would, in making its compensation recommendations to the Board likely consider (1) the potential holding periods of our assets, (2) the number of individual investments held by us, (3) the amount of asset management required with respect to our assets, (4) our overall investment prospects and our short and long-term business plan, and (5) with respect to a specific executive officer, such officer's responsibilities, experience and overall performance.  The Compensation Committee would further seek to attract and retain highly qualified executives and to motivate them to work together as a team to maximize our financial performance on an annual and long-term basis thereby resulting in increase shareholder value.

Share Options/Grants

From March 2005 to May 2007, no share option or share grant plans were in effect pursuant to which we could issue options.  In May 2007, our Shareholders approved the Winthrop Realty Trust 2007 Long Term Incentive Plan pursuant to which share options or share grants can be granted.  In January 2013 the Board approved the issuance of 66,667 and 33,333 Common Shares to Michael L. Ashner and Carolyn Tiffany, respectively, which shares are subject to certain restrictions and forfeiture as set forth in the grant award.  In addition, in January 2013 the Board approved the issuance of an additional 500,000 Common Shares which will also be subject to restrictions and forfeiture and will only be issued if the Plan Amendment is approved or a subsequent plan is approved.  When issued, the 500,000 Common Shares will be allocated as set forth above under “PROPOSAL NO. 3 – AMENDMENT TO 2007 LONG TERM INCENTIVE PLAN-Plan Awards-Number of Shares.”

COMPENSATION COMMITTEE REPORT

The Compensation Committee is comprised entirely of independent Trustees.  The Compensation Committee has reviewed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee Steven Zalkind (Chairman) Thomas F. McWilliams Lee Seidler

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933 or the Exchange Act that might incorporate SEC filings, in whole or in part, the foregoing Audit Committee Report will not be incorporated by reference into any such filings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There were no relationships among members of the Compensation Committee, members of the Board or our executive officers who served during our 2012 fiscal year that require disclosure under Item 407(e)(4) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.  All current members of the Compensation Committee are considered independent under our Corporate Governance Guidelines.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 28, 2013 (except as otherwise indicated) regarding the ownership of our Common Shares by (i) each person who is known to us to be the beneficial owner of more than 5% of the outstanding Common Shares, (ii) each Trustee and Trustee nominee, (iii) each executive officer named herein, and (iv) all current executive officers and Trustees as a group.  Except as otherwise indicated, each such Shareholder has sole voting and investment power with respect to the Common Shares beneficially owned by such Shareholder.  As of March 28, 2013, there was 33,128,853 Common Shares outstanding.

Name and Address of Beneficial Owner	Position with the Trust	Amount and Nature of Beneficial Ownership		Percent of Class
FUR Investors, LLC (1) FUR Holdings LLC WEM-FUR Investors LLC	--	3,415,032		10.3%
John Alba (1)	Chief Investment Officer	3,950	(5)	(5)
Michael L. Ashner(1)	Chairman and CEO	3,766,909	(2)	11.4%
Arthur Blasberg, Jr. (3)	Trustee	28,000		*
John Garilli(3)	Chief Financial Officer	--	(5)	(5)
Howard Goldberg (3)	Trustee	74,193		*
Thomas F. McWilliams(3)	Trustee	10,000		*
Scott Rudolph(4)	Trustee	98,942
Lee Seidler(3)	Trustee	17,071		*
Carolyn Tiffany(3)	President and Trustee	9,410	(5)	(5)
Steven Zalkind(3)	Trustee	21,494		*
All Trustees and executive officers as a group		4,029,969		12.2%
Blackrock, Inc.(6)	--	2,076,853	(6)	6.3%
Morgan Stanley Morgan Stanley Investment Management Inc.(7)	--	1,851,234	(7)	5.6%
The Vanguard Group Inc.(8)	--	3,543,988	(8)	10.7%
Vanguard Specialized Funds-Vanguard REIT Index Fund (8)		1,971,931		6.0%
Wellington Management Company, LLP(9)		3,275,786	(9)	9.9%

*Less than 1%

(1)	The address for each of FUR Investors LLC, FUR Holdings LLC, WEM-FUR Investors LLC, Mr. Alba and Mr. Ashner is Two Jericho Plaza, Wing A, Suite 111, Jericho, NY 11753.
(2)
Comprised of 3,415,032 Common Shares owned by FUR Investors LLC, 239,882 Common Shares held directly by Mr. Ashner and his spouse and 45,335 Common Shares held by The Ashner Family Evergreen Foundation, a New York not for profit corporation (the “Foundation”).  Mr. Ashner is the managing member of WEM-FUR Investors LLC, the managing member of FUR Holdings, LLC, the sole member of FUR Investors LLC.  As such, Mr. Ashner may be deemed to beneficially own all Common Shares owned by FUR Investors.  Mr. Ashner is a director of the Foundation and, as such, may be deemed to beneficially own all Common Shares owned by the Foundation.

(3)	The address for each of Messrs. Blasberg, Garilli, Goldberg, McWilliams, Seidler and Zalkind and Ms. Tiffany is c/o Winthrop Realty Trust, 7 Bulfinch Place, Suite 500, Boston, MA 02114.
(4)	The address for Mr. Rudolph is c/o Piping Rock Health Products, 3900 Veterans Memorial Highway, Suite 310, Bohemia, New York 11716.
(5)
Messrs. Alba and Garilli and Ms. Tiffany are members of WEM-FUR Investors LLC, the managing member of FUR Holdings, LLC, the sole member of FUR Investors LLC.  Accordingly, Messrs. Alba and Garilli and Ms. Tiffany have an indirect pecuniary interest in approximately 25,695, 22,865 and 55,000, respectively, of the Common Shares owned by FUR Investors LLC.  However, Messrs. Alba and Garilli and Ms. Tiffany do not exercise investment control over the Common Shares held by FUR Investors LLC.  Accordingly, Messrs. Alba and Garilli and Ms. Tiffany are not deemed to beneficially own any of such Common Shares under Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended.

(6)	The address for Blackrock, Inc. (“Blackrock”) is 40 East 52nd Street, New York, New York 10022. Information is derived from the 13-G/A filing by Blackrock with the SEC on February 5, 2013.
(7)
The address for Morgan Stanley is 1585 Broadway, New York, New York 10036 and Morgan Stanley Investment Management Inc. is 522 Fifth Avenue, New York, New York 10036.  Information is derived from the 13-G/A filing by Morgan Stanley and Morgan Stanley Investment Management Inc. with the SEC on February 12, 2013.

(8)
The address for The Vanguard Group Inc. (“Vanguard”) and Vanguard Specialized Funds-Vanguard REIT Index Fund (“Vanguard Fund”) is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.  Information is derived from the 13-G/A filing by Vanguard with the SEC on February 11, 2013 and a 13-G/A filing by Vanguard Fund with the SEC on February 14, 2013.

(9)
The address for Wellington Management Company, LLP (“Wellington”) is 280 Congress Street, Boston, Massachusetts 02114.  Information is derived from the 13-G/A filing by Wellington with the SEC on February 14, 2013.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, Trustees and persons who beneficially own greater than 10% of a registered class of our equity securities to file certain reports which we refer to as “Section 16 Reports” with the SEC with respect to ownership and changes in ownership of our Common Shares and other equity securities.  Based solely on our review of the Section 16 Reports furnished to us as well as written representations from certain reporting persons, our officers, Trustees and greater than 10% beneficial owners, such persons have complied with all Section 16(a) requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

FUR Advisors administers our business pursuant to the terms of an advisory agreement.  FUR Advisors is controlled by and partially owned by our executive officers.  Pursuant to the terms of the advisory agreement, FUR Advisors is responsible for providing asset management services to us and coordinating with our shareholder transfer agent and property managers.  For providing these services, FUR Advisors is entitled to receive a base management fee and, in certain instances, an incentive fee and termination fee.

Under the Advisory Agreement in effect during 2012, FUR Advisors was entitled to receive a base management fee and an incentive fee in accordance with the terms of the Advisory Agreement. The base management fee, which is paid on a quarterly basis, equals to 1.5% of (i) the issuance price of our outstanding equity securities plus (ii) 0.25% of any equity contribution by an unaffiliated third party to a venture managed by the Trust.  Pursuant to the terms of the Advisory Agreement, no incentive fee was payable during the year ended December 31, 2012.  The base asset management fee attributable to third party equity contributions amounted to $139,000 for the year ended December 31, 2012.

FUR Advisors is also entitled to receive property and construction management fees at commercially reasonable rates as determined by the Compensation Committee and independent Trustees.

Winthrop Management L.P., an affiliate of FUR Advisors and our executive officers, provides property management responsibilities for certain of our properties.  Pursuant to the terms of the property management agreement, Winthrop Management L.P. receives a fee equal to 3% of the monthly revenues of such properties.

The following table sets forth the fees and reimbursements paid by us for the year ended December 31, 2012 to FUR Advisors and Winthrop Management L.P.:

2012
Base Asset Management Fee (1)	$8,953,000
Property Management (2)	724,000
Construction Management (2)	128,000

(1)           Payable to FUR Advisors
(2)           Payable to Winthrop Management L.P.

WRP Sub-Management LLC, which we refer to as WRP Sub-Management, an affiliate of FUR Advisors provides its personnel to (i) WRP Management LLC, a subsidiary of the Trust that is the collateral manager for Concord Real Estate CDO-1, Ltd. and the administrative manager of Concord Debt Holdings LLC and (ii) RE CDO Management LLC, a 50% owned subsidiary of the Trust that during 2012 was the collateral manager for Sorin Real Estate CDO III, Ltd. and Sorin Real Estate CDO IV, Ltd.  For providing its personnel, for the year ended December 31, 2012, WRP Management LLC and RE CDO Collateral Management LLC reimbursed WRP Sub-Management $1,000,000 and $309,000, respectively.

SHAREHOLDER PROPOSALS

Any Shareholder proposals intended to be presented at the 2014 Annual Meeting of Shareholders must be received by us for inclusion in our Proxy Statement and form of proxy relating to that meeting on or before January 23, 2014.  In addition, under our By-laws, Shareholders must comply with specified procedures to nominate persons for election as Trustees or introduce an item of business at an annual meeting.  Trustee nominations or an item of business to be introduced at an annual meeting must be submitted in writing and received by us not less than 120 days in advance of an annual meeting.  To be in proper written form, a Shareholder’s notice must contain the specific information required by our By-laws.  A copy of our By-laws, which specifies the advance notice procedures, can be obtained from us by request to the Trust’s Secretary and are also available on the Trust’s web-site in the Governance section under By-Laws.  Any Shareholder who wishes to submit a Shareholder proposal, should send it to, Winthrop Realty Trust, 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114, Attention:  Trust’s Secretary.

MISCELLANEOUS

As of the date of this Proxy Statement, the Board does not know of any other matter to be brought before the Annual Meeting.  However, if any other matters not mentioned in the Proxy Statement are brought before the Annual Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form or otherwise act, in respect of such matters, in accordance with their best judgment.

We have retained MacKenzie Partners, Inc. to aid in the solicitation of proxies.  MacKenzie Partners, Inc. will receive a fee as well as reimbursement for certain out of pocket expenses incurred by them in connection with their services, all of which will be paid by us.  All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by us. In addition to solicitation of proxies by use of the mails, our Trustees, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) may solicit the return of proxies by telephone, telegram or personal interview. We will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies. We may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

It is important that proxies be returned promptly or that you vote by telephone or the internet.  Shareholders are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 21, 2013.

Vote by Internet • Go to www.envisionreports.com/FUR • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website
Vote by telephone
•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
•	Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	1234 5678 9012 345

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

 A   Proposals — The Board recommends a vote FOR all nominees and FOR Proposals 2 and 3.

1.	Election of Trustees:
		For	Withhold		For	Withhold		For	Withhold
	01 - Michael L. Ashner	☐	☐	02 - Arthur Blasberg, Jr.	☐	☐	03 - Howard Goldberg	☐	☐

	04 - Thomas F. McWilliams	☐	☐	05 - Lee Seidler	☐	☐	06 - Carolyn Tiffany	☐	☐

	07 - Steven Zalkind	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Proposal to ratify PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2013.	☐	☐	☐	3.	To adopt an amendment to the Winthrop Realty Trust 2007 Long Term Stock Incentive Plan to increase the number of shares issuable thereunder.	☐	☐	☐

4.	To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

 B    Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

 C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

2013 Annual Meeting Admission Ticket

2013 Annual Meeting of
Winthrop Realty Trust Shareholders
Tuesday, May 21, 2013 11:00 a.m. Local Time
Katten Muchin Rosenman LLP
575 Madison Avenue, 11th Floor
New York, New York 10022

Upon arrival, please present this admission ticket
and photo identification at the registration desk.

YOUR VOTE IS IMPORTANT

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope to Computershare Investor Services at P.O. Box 43101, Providence RI 02940-3101, so your shares are represented at the Annual Meeting. If you vote by telephone or Internet, it is not necessary to return this proxy card.

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — WINTHROP REALTY TRUST

Notice of 2013 Annual Meeting of Shareholders

Katten Muchin Rosenman LLP, 575 Madison Avenue, 11th Floor, New York, New York 10022
Proxy Solicited by Board of Trustees for Annual Meeting – Tuesday, May 21, 2013

Michael L. Ashner and Carolyn Tiffany, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Winthrop Realty Trust to be held on Tuesday, May 21, 2013 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

Shareholder Meeting Notice	1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the
Winthrop Realty Trust Shareholder Meeting to be Held on May 21, 2013

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/FUR

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/FUR to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 7, 2013 to facilitate timely delivery.

Shareholder Meeting Notice

Winthrop Realty Trust’s Annual Meeting of Shareholders will be held on May 21, 2013 at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, 11th Floor, New York, New York 10022, at 11:00 a.m. Eastern Time.

Proposals to be voted on at the meeting are listed below along with the Board of Trustees’ recommendations.

The Board of Trustees recommends a vote FOR all nominees and FOR Proposals 2 and 3.
1.	To elect seven Trustees to our Board of Trustees to serve for a term of one year and until their respective successors shall be elected and shall qualify:
	01 - Michael L. Ashner	02 - Arthur Blasberg, Jr.	03 - Howard Goldberg	04 - Thomas F. McWilliams
	05 - Lee Seidler	06 - Carolyn Tiffany	07 - Steven Zalkind

2.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2013 fiscal year;

3.	To adopt an amendment to the Winthrop Realty Trust 2007 Long Term Stock Incentive Plan to increase the number of shares issuable thereunder;

4.	To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→
Internet – Go to www.envisionreports.com/FUR. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→
Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→
Email – Send email to investorvote@computershare.com with “Proxy Materials Winthrop Realty Trust” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 7, 2013.